EXHIBIT 10 (nn)

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made as of February 5, 2001 between CDW Computer Centers, Inc., an Illinois corporation (the "Company"), and Daniel B. Kass ("Mr. Kass").

                                    RECITALS

         WHEREAS, Mr. Kass is an officer and employee of the Company, in which capacity he has been granted certain options to acquire from another Company officer and employee shares (the "Option Shares") of common stock of the Company, par value $0.01 per share (the "Common Stock"); and

         WHEREAS, the Option Shares may, upon vesting and exercise, be sold in accordance with the provisions of Rule 144 under the Securities Act of 1933 or pursuant to various exemptions under that Act; and

         WHEREAS, in order to provide another means by which Mr. Kass may efficiently dispose of shares of Common Stock he may own at a time or times when it is in his interest to do so, while maintaining an orderly public market in the Common Stock and not interfering with any material financing or other transactions in which the Company may engage, the parties wish to enter into this Agreement to set forth certain of Mr. Kass's rights relating to the sale of shares of Common Stock owned or to be owned by him.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        Definitions and Usage.
                  ---------------------

1.1.     Definitions.  As used in this Agreement:
         -----------

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" has the meaning set forth in the Recitals.

         "Continuously Effective" with respect to a specified registration statement, means that such registration statement shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any five (5) consecutive business days, or (ii) an aggregate of ten (10) business days during the period specified in the relevant provision of this Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Market Price" means, for any given day, (i) if the Registrable Security in question is then listed on a national securities exchange or is quoted on NASDAQ and is designated as a National Market System security, 1.5(cent) less than the last sale price, regular way, on the immediately preceding trading day on the principal stock exchange or market system on which such Registrable Security is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for the Registrable Security on such day as reported on such stock exchange or market system or (ii) if the Registrable Security in question is not then listed or admitted to trading on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, 1.5(cent) less than the average of the closing bid and asked prices for the Registrable Security on the immediately preceding trading day as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Piggyback Registration" has the meaning set forth in Section 7.

         "Register, Registered and Registration" refers to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

         "Registrable Securities" means: (i) Common Stock owned by Mr. Kass on the date hereof, (ii) Common Stock issuable upon the exercise of options (both options that are currently exercisable and options that are not currently exercisable) held by Mr. Kass on the date hereof under the MPK Stock Option Plan; (iii) Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued
as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, the Common Stock referred to in (i) and (ii) above; and (iv) any securities issued in exchange for such Common Stock in any merger or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities that after the date hereof have been registered and sold pursuant to the Securities Act or that have been sold to the public pursuant to Rule 144, including subsection (k) thereof, or any similar rule promulgated by the Commission pursuant to the Securities Act.

         "Registration Expenses" has the meaning set forth in Section 10.1.

         "Repurchase Agreement" has the meaning set forth in Section 3.

         "Repurchase Option" has the meaning set forth in Section 2.3.

         "Securities Act" means the Securities Act of 1933 and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

         "Selling  Holder"  means,  with  respect  to a  specified  registration
statement,   a  holder  whose  securities  are  included  in  such  registration statement.

         "Shelf Registration Statement" has the meaning set forth in Section 4.

         "Shelf Registration Option" has the meaning set forth in Section 2.3.

         "Stock Purchase Agreement" means that certain Stock Purchase Agreement, entered into as of February 2, 2001 between the Company and Mr. Kass.

         "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

         "Underwriters' Representative" means the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

         "Underwritten  Offering  Option"  has the  meaning set forth in Section
2.3.

         "Underwritten  Offering  Registration"  has the  meaning  set  forth in
Section 5.

                  "Underwritten Offering Registration Statement" has the meaning set forth in Section 5.

         "Violation" has the meaning set forth in Section 11.1.

1.2.     Usage.
         -----

(i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

(ii) References to Registrable Securities "owned" by Mr. Kass shall include Registrable Securities beneficially owned by him but that are held of record in the name of a nominee, trustee, custodian, or other agent.

(iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

     (iv) References to Sections are to sections hereof, unless the context otherwise requires.

(v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

(vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

(vii) The term "hereof" and similar terms refer to this Agreement as a whole.

(viii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 15.2.

SECTION 2.        Registration Demands.
                  --------------------

2.1. Registration Demands. Mr. Kass shall have the right, subject to the terms and conditions stated herein, to present a written demand to the Company that it register for sale under the Securities Act a specified number of Registrable Securities (each such demand, a "Registration Demand"); provided, however, that the Company shall not be obligated to honor more than one Registration Demand in each of calendar year 2001, 2002 and 2003 and provided further that the Company shall not be obligated to honor any Registration Demand that is presented at any time when the Company's registration or purchase obligations pertaining to a previously-presented Registration Demand have not yet been completed. Any Registration Demand shall be in writing, addressed to the Company at the address set forth in Section 15.2 below, and shall specify the number of Registrable Securities subject to the Registration Demand. Mr. Kass may withdraw a previously-presented Registration Demand at any time prior to the Transfer of the Registrable Securities subject to such Registration Demand, but upon such withdrawal the Company will be deemed to have honored such previously-presented Registration Demand and the Company shall not be required to honor any additional Registration Demands made during the same calendar year.

2.2. Previous Intent to Register Securities. The Company shall not be obligated to honor a Registration Demand if, within 15 days after the date of such Registration Demand, the Company notifies Mr. Kass that, prior to the Company's receipt of such Registration Demand, the Company had a plan or intention promptly to register equity securities under the Securities Act. Mr. Kass shall have rights to participate in any such registration on the terms provided in
Section 7 hereof. If the Company invokes its right pursuant to Section 2.2 with respect to a particular Registration Demand, Mr. Kass shall not be deemed, for purposes of Section 2.1, to have made such Registration Demand during the relevant calendar year.

2.3.  Company  Option.  If the Company has not provided the notice  specified in
Section 2.2 hereof, then within 15 days following the date of a Registration Demand, the Company will reply (the "Company Reply") to Mr. Kass and notify him as to whether it has elected to repurchase the Registrable Securities in accordance with Section 3 hereof (the "Repurchase Option"), to file a Shelf Registration Statement in accordance with Section 4 hereof (the "Shelf Registration Option") or to file an Underwritten Offering Registration Statement in accordance with Section 5 hereof (the "Underwritten Offering Option"). In the event the Company shall fail to reply within such 15-day period, it shall be deemed to have elected the Shelf Registration Option. The Company Reply will be in writing, addressed to Mr. Kass at the address set forth in Section 15.2 hereof.

SECTION 3.        Repurchase Option.
                  -----------------

                  If, following the receipt of a Registration Demand, the Company timely notifies Mr. Kass that it has chosen the Repurchase Option, the Company shall purchase from Mr. Kass the Registrable Securities identified in such Registration Demand. The closing of such purchase shall take place on a date (the "Closing Date") mutually-agreed upon by the parties, but which shall in no event be later than 10 days after the date of the Company Reply. The parties shall enter into an agreement (the "Repurchase Agreement") to effectuate the purchase. The per share price of the Registrable Securities shall be the Market Price as of the date of the Company Reply and the Repurchase Agreement shall have such other terms as are substantially the same as the terms (other than the terms as to price and quantity) in the Stock Purchase Agreement.

SECTION 4.        Shelf Registration Option.
                  -------------------------

                  If, following the receipt of a Registration Demand, the Company timely notifies or is deemed to notify Mr. Kass that it has chosen the Shelf Registration Option, the Company shall, within 45 days of the date of the Registration Demand, cause to be filed with the Commission a registration statement in accordance with the Securities Act for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement" and the related registration, a "Shelf Registration"), and the Company shall include therein the Registrable Securities identified in such Registration Demand. The Company shall keep such Shelf Registration Statement Continuously Effective for no less than 30 calendar days or until such earlier date as of which all the Registrable Securities under such Shelf Registration Statement shall have been disposed of in a manner described in such Shelf Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness or utilization of a Shelf Registration Statement is suspended as permitted by Section 6.1, the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

SECTION 5.        Underwritten Offering Option.
                  ----------------------------
5.1. General. If, following the receipt of a Registration Demand, the Company timely notifies Mr. Kass that it has chosen the Underwritten Offering Option, the Company shall, within 75 days of the of the Registration Demand, cause to be filed with the Commission a registration statement under the Securities Act (an "Underwritten Offering Registration Statement", and the related registration an "Underwritten Offering Registration") and the Company shall include therein the Registrable Securities identified in such Registration Demand. Thereafter, the Company shall use its reasonable best efforts to have the Underwritten Offering Registration Statement declared effective under the Securities Act as soon as reasonably practicable.

5.2. Marketing Campaign. The offering relating to an Underwritten Offering Registration shall be underwritten. The Company shall cooperate with Mr. Kass and the underwriter or underwriters for such offering in developing and conducting an organized marketing campaign and "road show" (the "Marketing Campaign") relating to such Underwritten Offering Registration. The Marketing Campaign shall be of such intensity and duration, and have such other features as are deemed appropriate, taking into account the market value of the Registrable Securities to be offered, by the Underwriter's Representative. The Company will make available its officers, accountants, counsel, premises, books and records for the purpose of developing the Marketing Campaign.

5.3. Effectiveness. The Company shall use its reasonable best efforts to keep the Underwritten Offering Registration Statement Continuously Effective for up to 60 calendar days or until such earlier date as of which all the Registrable Securities under the Underwritten Offering Registration Statement shall have been disposed of in the manner described in the Underwritten Offering Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a Underwritten Offering Registration Statement is suspended or postponed as permitted by Section 6.1, the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

SECTION 6.        Restrictions Applicable To All Registration Statements.


6.1. Postponement Due to Material Nonpublic Information. The Company shall be entitled for up to 100 days to postpone the filing, effectiveness, supplementing or amending of any registration statement otherwise required to be prepared and filed pursuant to this Agreement or to suspend the utilization thereof, if the Board of Directors of the Company determines that such registration and the Transfer of Registrable Securities contemplated thereby would interfere with any material financing, acquisition, disposition, reorganization or other transaction involving the Company or any of its subsidiaries or would require premature disclosure of any material information relating to the Company and the Company promptly gives Mr. Kass notice of such determination. Mr. Kass hereby acknowledges that any notice given by the Company pursuant to this Section 6.1 shall constitute material non-public information and that the United States securities laws prohibit any Person who has material non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

6.2.  Underwriters.   If  a  Shelf  Registration  or  an  Underwritten  Offering
Registration pursuant to this Agreement involves an underwritten offering (whether on a "firm commitment", "best efforts" or "all reasonable efforts" basis or otherwise), the Company shall select the underwriter or underwriter to conduct the offering, subject to Mr. Kass's approval; provided, however that such approval shall not be unreasonably withheld.

6.3. Registration of Multiple Classes of Registrable Securities. Whenever the Company shall effect an Underwritten Offering Registration or a Shelf Registration pursuant to this Agreement, if Mr. Kass has requested the inclusion therein of more than one class of Registrable Securities and the Underwriters' Representative advises Mr. Kass that, in its opinion, the inclusion of more than one class of Registrable Securities would adversely affect such offering, Mr. Kass shall decide which class of Registrable Securities shall be included therein in such offering and the related registration and the other class shall be excluded.

SECTION 7.        Piggyback Registration.
                  ----------------------

7.1. If at any time the Company proposes to register Common Stock under the Securities Act in connection with a public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give Mr. Kass written notice of such registration. Upon the written request of Mr. Kass given as promptly as practicable but in any event within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its reasonable efforts to be registered under the Securities Act all the Registrable Securities that Mr. Kass shall have requested to be registered (any such registration in which Mr. Kass may participate pursuant to this Section 7.1 being referred to as a "Piggyback Registration"); provided, however, that such right of inclusion shall not apply to any registration statement covering an offering of securities convertible into or exchangeable for Common Stock. The Company shall have the absolute right to delay, withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 7.1 without any obligation or liability to Mr. Kass, it being understood that any Registrable Securities previously included in any such withdrawn Registration Statement shall not cease to be Registrable Securities by reason of such inclusion or withdrawal and it being further understood that Mr. Kass's rights under Section 2.1 hereof shall not be affected thereby or by an exclusion of his Registrable Securities under Section 7.2.

7.2. If the Underwriters' Representative shall advise the Company that, in its opinion, the amount or type of Registrable Securities requested to be included in such registration would adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such adverse effect in such offering: first, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration pursuant to this Section 7, and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 7, pro rata based on the estimated gross proceeds from the sale thereof; and third, all other securities requested to be included in such registration.

SECTION 8. Registration Procedures. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall:

8.1. Furnish copies to one firm of counsel for Mr. Kass, prior to filing, of any documents relating to the registration of any Registrable Securities, in the form substantially as proposed to be filed with the Commission.

8.2. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. Subject to Section 6.1, if the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement related to such offering. Subject to Section 6.1, if the registration statement is for a Shelf Registration, the Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for the period specified in Section 4, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify Mr. Kass, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to Mr. Kass such amended or supplemented prospectus, which Mr. Kass shall thereafter use in the Transfer of Registrable Securities covered by such registration statement. Pending any such amendment or supplement described in this Section 8.2, Mr. Kass shall cease making offers or Transfers of Registrable Shares pursuant to the prior prospectus. If any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its reasonable efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Registrable Securities from registered status.

8.3. Furnish to Mr. Kass, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act, and such other related documents as Mr. Kass may reasonably request in order to facilitate the disposition of Registrable Securities owned by him.

8.4. Use its reasonable efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states where an exemption from registration is not available and as shall be reasonably requested by any Underwriters' Representative and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any state, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to consent to general service of process in any state.

8.5. In the event of any underwritten offering, use its reasonable efforts to enter into and perform its obligations under an underwriting agreement (including indemnification and contribution obligations of underwriters), in usual and customary form, with the managing underwriter or underwriters of such offering.

8.6. Promptly notify Mr. Kass of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

8.7. Make available for inspection by Mr. Kass, any underwriter participating in such offering and the representatives of Mr. Kass and the Underwriter's Representative, all financial and other information as shall be reasonably requested by them, and provide Mr. Kass, any underwriter participating in such offering and the representatives of Mr. Kass and the Underwriters' Representative the reasonable opportunity to discuss the business affairs of the Company with its principal executives and with the independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines to be confidential and that the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company and agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

8.8. Use its reasonable efforts to obtain a so-called "comfort letter" from the independent public accountants of the Company, and legal opinions of counsel to the Company addressed to Mr. Kass, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Mr. Kass. Delivery of any such comfort letter or opinion shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

8.9. Use its reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Mr. Kass to consummate the disposition of such Registrable Securities.

8.10. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

SECTION 9. Mr. Kass's Obligations. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement with respect to Mr. Kass's Registrable Securities that he shall:

9.1. Furnish to the Company such information regarding himself, the number of Registrable Securities owned by him, and the intended method of disposition of such securities as shall be required to effect the registration of his Registrable Securities, and to cooperate fully with the Company in preparing such registration.

9.2. In the event of a Piggyback Registration, agree to sell his Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company has agreed to sell its securities, and to execute the underwriting agreement agreed to by the Company.

SECTION 10. Expenses of Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

10.1. With respect to each Underwritten Offering Registration and Shelf Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Registration, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company, and of the independent public accountants for the Company, including the expenses of "comfort" letters required by or incident to such performance and compliance (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities, Commission filing fees relating to Registrable Securities and all fees and expenses of counsel for Mr. Kass, which expenses shall be paid by Mr. Kass; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Agreement if the registration is subsequently withdrawn at Mr. Kass's request (in which case Mr. Kass shall bear such expenses).

10.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 7 but excluding underwriting discounts and commissions relating to Registrable Securities, the portion of the Commission filing fee attributable to the Registrable Securities and all fees and expenses of counsel for Mr. Kass, which expenses shall be paid by Mr. Kass.

SECTION 11. Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

11.1. To the extent permitted by applicable law, the Company shall indemnify and hold harmless Mr. Kass against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

(i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto; or

(ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, that the indemnification required by this Section
11.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by the indemnified party expressly for use in connection with such registration.

11.2. To the extent permitted by applicable law, Mr. Kass shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, but only insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent that such Violation arises out of or is based upon information furnished by Mr. Kass in writing expressly for use in connection with such registration; provided, however, that (x) any indemnification required by this Section 11.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of Mr. Kass (which consent shall not be unreasonably withheld) and (y) in no event shall the amount of any indemnity under this Section 11.2 exceed the gross proceeds from the applicable offering received by Mr. Kass.

11.3. Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 11, such indemnified party shall deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 11 to the extent of such prejudice but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 11. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels).

11.4. If the indemnification required by this Section 11 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 11:

(i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 11.1 and Section 11.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 11.4(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

11.5. If indemnification is available under this Section 11, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 11 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 11.4.

11.6. The obligations of the Company and Mr. Kass under this Section 11 shall survive the termination of this Agreement.

SECTION 12. Holdback. (a) Mr. Kass, if so requested by the Underwriters' Representative in connection with an offering of any securities covered by a registration statement filed by the Company, whether or not his securities are included therein, shall not effect any public sale or distribution of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 15-day period prior to, and during the 90-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to Mr. Kass's Registrable Securities until the end of such period. Mr. Kass shall have the right to participate in any such registration on the terms provided in Section 7 hereof.

                  (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 15-day period prior to and during the 90-day period beginning on the effective date of any Shelf Registration Statement or Underwritten Offering Registration Statement (except pursuant to (i) registrations on Form S-8 or any successor form, (ii) registrations on Form S-4 or any successor form and (iii) registrations of securities in connection with a dividend reinvestment plan on form(s) applicable to such securities) unless the Underwriter's Representative for such Shelf Registration or Underwritten Offering Registration otherwise agrees.

SECTION 13.         Amendment, Modification and Waivers; Further Assurances.


(i) This Agreement may be amended only with the express written consent of the Company and Mr. Kass.

(ii) No waiver of any term or condition of this Agreement shall operate as a waiver of any other breach of such term and condition or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

(iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

SECTION 14. Assignment. Neither party shall assign its rights and obligations under this agreement without the express written consent of the other party.

SECTION 15.         Miscellaneous.


15.1. Governing Law. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the internal laws of the State of Illinois, without regard to principles of conflicts of laws as applied in the State of Illinois or any other jurisdiction which, if applied, would result in the application of any laws other than the internal laws of the State of Illinois.

15.2. Notices. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified below. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is confirmed, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

                  If to the Company, to:

                  CDW Computer Centers, Inc.
                  200 North Milwaukee Ave.
                  Vernon Hills, IL 60061
                  Attention:  Chief Financial Officer
                  Facsimile No.: (847) 465-6826

                  with a copy to:

                  Sidley & Austin
                  Bank One Plaza
                  10 South Dearborn Street
                  Chicago, IL 60603
                  Attn: Thomas A. Cole
                  Facsimile No.: (312) 853-7036

                  If to Mr. Kass, to:

                  Daniel B. Kass
                  21875 West Riviera Court
                  Ivanhoe, IL 60060
                  Facsimile No.: (847) 949-8221

                  with a copy to:

                  Quarles & Brady
                  Firstar Plaza
                  1 South Pinckney Street
                  Madison, WI 53703
                  Attn: Jeffrey B. Bartell
                  Facsimile: (608) 251-9166

15.3. Entire Agreement; Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and embodies the entire understanding among the parties relating to such subject matter.

15.4. Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

15.5.   Counterparts.   This   Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

15.6. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.
15.7. Termination. This Agreement may be terminated at any time by a written instrument signed by the Company and Mr. Kass. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 11) shall terminate in its entirety on the earlier of (a) the date on which Mr. Kass shall no longer hold any Registrable Securities and (b) the later of (i) December 31, 2003 and (ii) the completion of transactions contemplated by any Registration Demand presented during calendar year 2003.

15.8. Submission to Jurisdiction. Each of the parties hereto irrevocably submits and consents to the jurisdiction of the United States District Court for the Northern District of Illinois in connection with any action or proceeding arising out of or relating to this Agreement, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                           CDW COMPUTER CENTERS, INC.



                           By:   /s/ Harry J. Harczak
                                 --------------------
                           Name: Harry J. Harczak
                           Its:  Chief Financial Officer,
                                 Treasurer and Secretary




                                 /s/ Daniel B. Kass
                                 --------------------
                                 Daniel B. Kass